SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.



                             FORM 8-K

                          CURRENT REPORT

                  Securities Exchange Act of 1934




Date of Report (date of earliest event reported): August 4, 1997



                    Computervision Corporation
         (Exact name of registrant as specified in charter)


Delaware                1-7760/0-20290          04-2491912
----------------        --------------         --------------
(State or other         (Commission            IRS Employer
jurisdiction            File Numbers)          Identification
of incorporation)                              Number)


100 Crosby Drive, Bedford, MA  01730
(Address of principal executive offices)


(617) 275-1800
(Registrant's telephone number, including area code)



(Former name or former address, if changed since last report)

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

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

     On July 18, 1997, Computervision Corporation completed the sale of its Open Service Solutions business unit to CVSI, Inc.. As a result of this transaction, Computervision received $32.6 million in cash, of which $7.6 million was paid by M.D. Sass Investors Services, Inc. (the "Buyer"), which owns 17% of Computervision's outstanding common stock, for 76% of CVSI's
Class A voting stock. The remaining $25 million was paid to Computervision by CVSI, and, in addition, Computervision received a subordinated note from CVSI in the principal amount of $10 million. Computervision will retain 24% of CVSI's Class A voting common stock (to which it has currently assigned a nominal value) and 100% of its Class B non-voting stock. The Buyer has been provided incentive options to purchase the remaining 24% Class A common stock held by Computervision should it retire within the first year the $10 million subordinated note as well as purchase all of the Class B non-voting stock for $15 million. In addition, Computervision has agreed that if CVSI does not achieve certain specified levels of product revenues and operating margins from Computervision-initiated referrals, CVSI will have the option to purchase, at a nominal price, some or all of the remaining Class A stock held by Computervision. However, in no instance can CVSI raise additional funds without the proceeds first going to retire the $10 million subordinated note and purchase Class B stock for $15 million. Computervision anticipates that cash proceeds will be used to repay debt and for other general corporate purposes.



Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Financial Statements of business acquired:

         Not applicable


(b)  Pro Forma financial information

         The accompanying pro forma balance sheet assumes the transaction was completed as of March 30, 1997. The accompanying pro forma statements of operations assume the transaction was completed as of January 1, 1996. The pro forma financial statements do not purport to be indicative of what the results of operations of Computervision Corporation would have been if the disposition had occurred as of January 1, 1996 or what the results of operations may be in the future.

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

                             COMPUTERVISION CORPORATION
                             CONSOLIDATED BALANCE SHEETS
                         (IN THOUSANDS, EXCEPT SHARE DATA)

                                           Historical
                                           Statements     Pro forma   Pro forma
ASSETS                                   March 30, 1997  Adjustments   Results
CURRENT ASSETS
  Cash and cash equivalents                    $27,557     $32,600(1) $60,157
  Accounts receivable, less allowance for
    Doubtful accounts of $2,823                 76,792           0     76,792
  Current deferred income taxes                  7,190           0      7,190
  Prepaid expenses and other current assets     16,654           0     16,654
                                              --------    --------   --------
     TOTAL CURRENT ASSETS                      128,193      32,600    160,793

PROPERTY AND EQUIPMENT, NET                     26,765     (13,462)(2) 13,303
DEFERRED INCOME TAX ASSETS                       3,769           0      3,769
CAPITALIZED SOFTWARE                             1,186           0      1,186
DEFERRED FINANCE COSTS                           3,332           0      3,332
OTHER ASSETS                                     3,375           0      3,375
                                              --------    --------   --------
                                              $166,620     $19,138   $185,758
                                              ========    ========   ========

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
    Accounts payable                           $21,753          $0    $21,753
    Notes payable and current portion of
      long-term debt                            10,298           0     10,298
    Accrued compensation, severance and
      related costs                             50,659           0     50,659
    Deferred revenue and customer advances      45,279     (11,476)(3) 33,803
    Accrued and deferred income taxes           14,661           0     14,661
    Other current liabilities and
      accrued expenses                          81,083      30,614(4) 111,697
                                              --------    --------   --------
      TOTAL CURRENT LIABILITIES                223,733      19,138    242,871
                                              --------    --------   --------

DEFERRED INCOME TAXES                           30,078           0     30,078
LONG-TERM DEBT, LESS CURRENT PORTION           217,367           0    217,367
OTHER LONG-TERM LIABILITIES                     48,961           0     48,961
STOCKHOLDERS' DEFICIT
    Preferred stock, $0.01 par value;
      5,000,000 Shares authorized; none issued
      and outstanding
    Common stock, $0.01 par value; 100,000,000
      shares authorized; 63,573,899 shares
      issued and outstanding                       636           0        636
    Capital in excess of par value           1,186,331           0  1,186,331
    Retained deficit                        (1,545,092)          0( 1,545,092)
    Cumulative translation adjustment            4,606           0      4,606
                                              --------    --------   --------
       TOTAL STOCKHOLDERS' DEFICIT            (353,519)          0   (353,519)
                                              --------    --------   --------
                                              $166,620     $19,138   $185,758
                                              ========    ========   ========

             See Notes to Consolidated Pro Forma Financial Statements

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

                             COMPUTERVISION CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            Historical   Pro forma   Pro forma
                                            Statements  Adjustments   Results
SOFTWARE REVENUE
    Product                                   $191,728          $0   $191,728
    Services                                   111,087           0    111,087
                                              --------    --------   --------
      Total Software Revenue                   302,815           0    302,815
OTHER SERVICES REVENUE                         174,384    (174,384)         0
                                              --------    --------   --------
        Total Revenue                          477,199    (174,384)   302,815
COST OF SALES
    Software
        Product                                 16,382           0     16,382
        Services                                67,748           0     67,748
    Other services                             134,686    (134,686)         0
                                              --------    --------   --------
       Total Cost of Sales                     218,816    (134,686)    84,130
                                              --------    --------   --------
GROSS PROFIT                                   258,383     (39,698)   218,685
SELLING AND ADMINISTRATIVE EXPENSE
    Software                                   119,465           0    119,465
    Other Services                              23,501     (23,501)         0
RESEARCH, DEVELOPMENT AND
   ENGINEERING EXPENSE
    Software                                    40,144           0     40,144
    Other Services                                 700        (700)         0
NON-RECURRING CHARGES
    Software                                    14,500           0     14,500
    Other Services                               5,000      (5,000)         0
                                              --------    --------   --------
OPERATING INCOME (LOSS)
    Software                                    44,576           0     44,576
    Other Services                              10,497     (10,497)         0
                                              --------    --------   --------
       Total Operating Income (Loss)            55,073     (10,497)    44,576
INTEREST AND OTHER EXPENSE, NET                 30,806           0     30,806
                                              --------    --------   --------
INCOME (LOSS) BEFORE INCOME TAXES               24,267     (10,497)    13,770
PROVISION FOR INCOME TAXES                       2,610           0      2,610
                                              --------    --------   --------
NET INCOME (LOSS)                              $21,657    ($10,497)   $11,160
                                              ========    ========   ========

EARNINGS (LOSS) PER SHARE                        $0.33      ($0.16)     $0.17
                                              ========    ========   ========

WEIGHTED AVERAGE SHARES OUTSTANDING             64,784      64,784     64,784
                                              ========    ========   ========

             See Notes to Consolidated Pro Forma Financial Statements

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

                             COMPUTERVISION CORPORATION
                  CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                     FOR THE THREE MONTHS ENDED MARCH 30, 1997
                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                             Historical   Pro forma  Pro forma
                                             Statements  Adjustments  Results
SOFTWARE REVENUE
    Product                                    $16,609          $0    $16,609
    Services                                    24,752           0     24,752
                                              --------    --------   --------
       Total Software Revenue                   41,361           0     41,361
OTHER SERVICES REVENUE                          36,448     (36,448)         0
                                              --------    --------   --------
       Total Revenue                            77,809     (36,448)    41,361
COST OF SALES
    Software
       Product                                   2,077           0      2,077
       Services                                 16,789           0     16,789
    Other services                              33,494     (33,494)         0
                                              --------    --------   --------
       Total Cost of Sales                      52,360     (33,494)    18,866
                                              --------    --------   --------
GROSS PROFIT                                    25,449      (2,954)    22,495
SELLING AND ADMINISTRATIVE EXPENSE
    Software                                    28,586           0     28,586
    Other Services                               5,582      (5,582)         0
RESEARCH, DEVELOPMENT AND
   ENGINEERING EXPENSE
    Software                                    10,303           0     10,303
    Other Services                                 131        (131)         0
NON-RECURRING CHARGES
    Software                                         0           0          0
    Other Services                               7,000      (7,000)         0
                                              --------    --------   --------
OPERATING INCOME (LOSS)
    Software                                   (16,394)          0    (16,394)
    Other Services                              (9,759)      9,759          0
                                              --------    --------   --------
        Total Operating Income (Loss)          (26,153)      9,759    (16,394)
INTEREST AND OTHER EXPENSE, NET                  7,791           0      7,791
                                              --------    --------   --------

INCOME (LOSS) BEFORE INCOME TAXES              (33,944)      9,759    (24,185)
PROVISION FOR INCOME TAXES                           0           0          0
                                              --------    --------   --------
NET INCOME (LOSS)                             ($33,944)     $9,759   ($24,185)
                                              ========    ========   ========

EARNINGS (LOSS) PER SHARE                       ($0.53)      $0.15     ($0.38)
                                              ========    ========   ========

WEIGHTED AVERAGE SHARES OUTSTANDING             63,567      63,567     63,567
                                              ========    ========   ========

             See Notes to Consolidated Pro Forma Financial Statements

                                  5

              Notes to Consolidated Pro forma Financial Statements

1. The pro forma adjustment to cash in the Consolidated Balance Sheet represents the total proceeds received as a result of the transaction.

2. The pro forma adjustment to property and equipment in the Consolidated Balance Sheet represents the removal of field spares and other equipment included in the sale transaction.

3. The pro forma adjustment to deferred revenue and customer advances in the Consolidated Balance Sheet represents the removal of deferred revenues related to the Open Service Solutions ("OSS") business unit.

4. The pro forma adjustment to other current liabilities and accrued expenses in the Consolidated Balance Sheet represents liabilities for reimbursement of deferred revenues to CVSI, Inc. ("CVSI"), transaction-related costs, and shutdown costs related primarily to facilities not transferred to CVSI.

4. Other services amounts included in the Consolidated Statements of Operations represent the OSS business and, therefore, have been eliminated in entirety.

6. After transaction costs, the Company does not expect to record a material gain as a result of the sale transaction, and therefore, no gain has been included in the pro forma adjustments to the accompanying pro forma financial statements.



(c)  Exhibits:

       None

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


                               SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               Computervision Corporation
                               (Registrant)


                               By /S/ William A. Wilson
                                 William A. Wilson
                                 Senior Vice President Finance and
                                 Chief Financial Officer

                               Date:  August 4, 1997



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